                                                                   Exhibit 99.1




                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the quarterly report of SpatiaLight (the "Company") on Form 10-QSB/A for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ ROBERT A. OLINS
                                ---------------------
                                Robert A. Olins

                                Acting Chief Executive Officer and
                                Principal Executive, Financial and
                                Accounting Officer
                                SpatiaLight, Inc.



                                August 9, 2002